                                                                          497(e)
                                               File Nos. 333-16093 and 811-07923

                                     [LOGO]

                           CALIFORNIA TAX EXEMPT FUND
                              INSTITUTIONAL CLASS

                                   PROSPECTUS
                             DATED JANUARY 14, 2000

                              INVESTMENT MANAGER:
                           CITY NATIONAL INVESTMENTS
                        A division of City National Bank

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

  ------------------------------------------------------------------------------

       MUTUAL FUND SHARES ARE NOT FDIC INSURED. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS

Overview...........................................    4
      OUR GOALS....................................    4
      HOW WE PLAN TO ACHIEVE OUR GOALS.............    4
      TYPES OF SECURITIES..........................    4
      CLASSES OF SHARES............................    5
      PRINCIPAL RISKS OF INVESTING IN OUR FUND.....    5
      PAST PERFORMANCE.............................    6

Understanding Expenses.............................    7
      FEES AND EXPENSES OF THE FUND................    7
      EXAMPLE......................................    8

Management of the Fund.............................    9
      INVESTMENT MANAGER...........................    9
      SUB-ADVISER..................................    9
      ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER
      AGENT........................................   10
      DISTRIBUTOR..................................   10

Account Policies...................................   11

Understanding Earnings and Taxes...................   12

How to Buy and Sell Shares.........................   14
      HOW TO PLACE AN ORDER........................   14
      BUYING SHARES................................   15
      SELLING SHARES...............................   16

Important Terms to Know............................   17
      KEY DEFINITIONS..............................   17

For More Information .......................  back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares.

OVERVIEW

      OUR GOALS

       The Fund is a tax exempt money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income that is exempt from federal, and to the extent possible, California personal income tax. Also, the Fund seeks to maintain a $1.00 per share net asset value. The goals of the Fund can only be changed with shareholder approval.

      HOW WE PLAN TO ACHIEVE OUR GOALS

       OUR PRINCIPAL STRATEGIES -- We purchase liquid, high-quality, short-term California municipal money market securities. We invest at least 80% of the Fund's net assets in municipal money market securities that pay interest that is expected to be exempt from federal income tax and which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). This may mean that, although we do not intend to, up to 20% of the securities we may invest in may be subject to the AMT. We invest at least 65% of the Fund's net assets in municipal obligations the interest on which is exempt from California personal income tax. The securities must have a maturity period of no more than 397 days and, in our opinion, present minimal credit risk.

      TYPES OF SECURITIES

       The Fund invests primarily in money market instruments including:

              - Securities that pay interest which is not a preference item for purposes of the federal alternative minimum tax;

              - Municipal obligations that pay interest which is expected to be exempt from California personal income taxes; and

              - High-quality municipal bonds, notes and tax exempt commercial paper. High-quality bonds are those rated within the two highest short-term grades by nationally recognized statistical rating organizations such as Standard & Poor's Ratings Group and/or Moody's Investors Services.

       Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Fund may invest in addition to the types of securities described above.

      CLASSES OF SHARES

       This Prospectus offers Institutional Class shares of the Fund. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own or on behalf of their customers' accounts. The Fund offers other classes of shares, which are subject to the same expenses, except they may be subject to different distribution and/or shareholder servicing costs.

      PRINCIPAL RISKS OF INVESTING IN OUR FUND

       As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

       MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share. You may lose money by investing in the Fund.

       NO FEDERAL GUARANTEES -- As with any money market mutual fund, an investment in the Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board, or any agency of the U.S. Government.

       CALIFORNIA RISK FACTORS -- The Fund may be subject to greater risks than other tax exempt money market funds that are diversified across issuers located in a number of states. Because the Fund concentrates its investments in California municipal securities, the Fund is vulnerable to changes in California's economy that may lessen the ability of California municipal bond issuers to pay interest and principal on their bonds.

       TAXES -- Although one of the Fund's goals is to provide income exempt from federal and California state personal income taxes, some of its income may be subject to the federal alternative minimum tax.

       THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by interest rate changes. When rates decline, the fund's yield will tend to be somewhat higher than prevailing market rates. When rates rise, the fund's yield may tend to be somewhat lower.

       ISSUER DEFAULT -- We may not be able to maintain a $1.00 net asset value if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly-rated securities.

       DEFENSIVE INVESTMENTS -- At the discretion of the investment manager or sub-adviser to the Fund, the Fund may invest up to 100% of its assets in municipal obligations of states other than California or taxable money market securities for temporary defensive purposes. Such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, the Fund may not achieve its investment goals.

       YEAR 2000 -- Many computer systems cannot distinguish the year 2000 from 1900. This is known as the "Year 2000" problem. A computer system's inability to tell the difference could cause problems with the handling of securities trades, pricing and account services. Our software vendors and service providers have assured us, but have not guaranteed, that their systems will be adapted in time to avoid serious problems. We do not expect Year 2000 conversion costs to have much impact on the Fund because these costs are borne primarily by the Fund's vendors and service providers, and not directly by the Fund. It is also important to keep in mind that the Year 2000 problem may negatively impact the State of California and therefore, the municipal obligations and other securities in which the Fund invests and, by extension, the value of the securities held by the Fund. Year 2000 problems may manifest themselves after January 1, 2000. This is a "Year 2000 Readiness Disclosure" within the meaning of the "Year 2000 Information and Readiness Disclosure Act."

      PAST PERFORMANCE

       The Fund is a new series of the Trust and has recently commenced operations. Therefore, no past performance information is available.

       If you would like to know the Fund's current seven-day yield, call 1-888-889-0799.

UNDERSTANDING EXPENSES

      FEES AND EXPENSES OF THE FUND

       This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

              Management Fee*                                    0.27%
              Other Expenses
                Shareholder Servicing Fee                  0.25%
                Other Fund Expenses**                      0.20%
              Total Other Expenses**                             0.45%
                                                                 -----
              Total Annual Fund Operating Expenses***            0.72%

       * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

       ** Estimated.

       *** The "Total Annual Fund Operating Expenses" is an estimate and may be higher or lower than that outlined above. In any event, the investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 0.55%. Any waiver of fees or reimbursements may be repaid to the investment manager within three years after they occur if such repayments can be achieved within the Fund's current expense limit, if any, for that year and if certain other conditions are satisfied.

      EXAMPLE

       The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower. The Example should not be considered a representation of past or future expenses or performance.

       Based on these assumptions your costs would be:

    1 Year           3 Years
---------------      -------
      $74             $230

MANAGEMENT OF THE FUND

      INVESTMENT MANAGER

       City National Bank ("CNB") is the Fund's investment manager. As investment manager, CNB provides the Fund with investment management services, including the selection, appointment, and supervision of the sub-adviser to the Fund. CNB receives 0.27% of average annual net assets of the Fund for its investment management services.

       CNB, founded in the early 1950's, is a federally chartered commercial bank with approximately $6.9 billion in assets as of September 30, 1999. It is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. CNB's address is 400 North Roxbury Drive, Beverly Hills, California 90210.

       CNB is applying for an exemptive order from the Securities and Exchange Commission which would permit it, subject to certain conditions required by the SEC, to replace the current sub-adviser with a new sub-adviser with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of the change of a sub-adviser and be provided with information regarding the new sub-adviser. An order from the SEC granting this exemption benefits shareholders by enabling the Fund to operate in a less costly and more efficient manner.

      SUB-ADVISER

       Weiss, Peck & Greer, L.L.C. ("WP&G") currently serves as the Fund's sub-adviser pursuant to a sub-advisory agreement between the investment manager and WP&G. Under the sub-advisory agreement, WP&G provides investment advisory and portfolio management services to the Fund. WP&G is located at One New York Plaza, New York, New York 10004. WP&G has been in the investment management business since 1970, and engages in investment management, venture capital management and management buyouts. Since its founding, WP&G has been active in managing portfolios of tax exempt securities. As of September 30, 1999, WP&G has assets under management totaling approximately $16.5 billion.

      ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

       SEI Investments Mutual Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Fund Management (the "Transfer Agent") serves as transfer agent for the Fund. The Transfer Agent is located at 530 East Swedesford Road, Wayne, Pennsylvania 19087. Both can be reached at 1-888-889-0799.

      DISTRIBUTOR

       SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456 and can be reached at 1-888-889-0799.

ACCOUNT POLICIES

       HOW WE PRICE SHARES -- Shares are priced at NAV which is expected to remain constant at $1.00. The NAV is calculated by adding the values of all securities and other assets of the Fund, subtracting the liabilities, and dividing the net amount by the number of outstanding shares. Securities are valued at amortized cost, which approximates market value.

       WHEN SHARES ARE PRICED -- NAV calculations are made once each day, usually by 2:00 p.m. Eastern time. Shares may be purchased on any day that the New York Stock Exchange and the Federal Reserve are open for business. Shares, however, cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

       REPORTING FUND PERFORMANCE -- From time to time the Fund may advertise its yield and effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.

       If you have any questions about the Fund, please call the Fund at 1-888-889-0799.

UNDERSTANDING EARNINGS AND TAXES

       DECLARING AND PAYING DIVIDENDS -- Dividends are declared daily and paid monthly. Dividends are normally paid on the last business day of each month. Net capital gain, if any, will be paid once a year.

       WHEN DO DIVIDENDS ACCRUE? -- Your dividends begin to accrue on the day of purchase for shares bought before 2:00 p.m. Eastern time. They begin to accrue on the following day for shares purchased after 2:00 p.m. Eastern time. You will not be credited with dividends for shares on the day you sell them.

       DISTRIBUTION OPTIONS -- Your dividends will be automatically reinvested in additional full or fractional shares, unless you instruct the Fund in writing prior to the date of distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after the Fund receives your written notice. To cancel your election, please send the Fund another written notice. Proceeds from distributions will normally be wired to your financial institution on the business day after distributions are credited to your account.

       TAX CONSIDERATIONS -- The Fund intends to distribute substantially all of its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is excludable from gross income for federal income tax purposes, the Fund may pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have certain collateral federal tax consequences including alternative minimum tax consequences.

       The Fund also intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California tax exempt obligations") and (2) the Fund continues to qualify as a regulated investment company. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

       You will be notified at least annually about the tax consequences of distributions made each year. BE SURE TO CONSULT YOUR TAX ADVISOR ABOUT THE SPECIFIC TAX IMPLICATIONS OF YOUR INVESTMENTS. FOR ADDITIONAL INFORMATION REGARDING TAX CONSIDERATIONS, SEE THE SAI.

       BACKUP WITHHOLDING -- You must provide your financial institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

HOW TO BUY AND SELL SHARES

       Here are the details you should know about buying and selling shares:

      HOW TO PLACE AN ORDER

       You may place an order with:

              -  an approved broker-dealer;

              -  any other approved financial institution; or

              -  the transfer agent as described below.

       ORDERING THROUGH A BROKER-DEALER OR FINANCIAL INSTITUTION (EACH AN "AUTHORIZED INSTITUTION") -- You may purchase shares through accounts with Authorized Institutions that are authorized to place trades in Fund shares for their customers. If you invest through an Authorized Institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

       ORDERING THROUGH THE TRANSFER AGENT -- Financial institutions and intermediaries may purchase shares of the Fund by placing orders directly with the Transfer Agent. Financial institutions and intermediaries should call the Transfer Agent at 1-888-889-0799 for further information and to coordinate the establishment of an account directly with the Transfer Agent.

       WHEN ORDERS WILL BE COMPLETED -- You may have to transmit purchase or exchange requests to your Authorized Institution at an earlier time for your transaction to become effective that day. This allows the Authorized Institution time to process your request and transmit it to the Fund. For more information about how to purchase or exchange shares through your Authorized Institution, you should contact your Authorized Institution directly.

       If we receive your purchase order before 2:00 p.m. Eastern time, the order will be executed that same day. Orders received after 2:00 p.m. Eastern time will be executed the following business day. Your shares will be bought only after we receive a properly completed order with full payment.

       PURCHASE MINIMUMS -- You may buy shares for an initial amount of $100,000. This is the required minimum account balance. You may buy additional shares for $1,000 or more.

       MINIMUM ACCOUNT BALANCES -- If your account balance drops below $100,000 because of redemptions, the Fund may redeem your shares. However, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares.

       In order to reach or maintain these purchase and account minimums, your Authorized Institution may aggregate your purchase with the purchases of its other clients. Further exceptions to the purchase and account minimums may be made at our discretion.

       PAYMENT RESTRICTIONS -- We only accept payments by wire in U.S. funds. Cash, checks and third-party checks will not be accepted. Consult with your Authorized Institution about their acceptable methods of payment.

      BUYING SHARES

       FIRST TIME AND SUBSEQUENT PURCHASES -- If you do not place your order through the Transfer Agent as explained above, you will have to follow your Authorized Institution's procedures for transacting with the Fund. Contact your Authorized Institution for more information.

       BY WIRE -- If you order through the Transfer Agent you may call the Fund at 1-888-889-0799 to buy shares by wire. Wires must be received by us through the Federal Reserve wire system before it closes (generally, 4:00 p.m. Eastern time) or we will not be able to process your order that day. If you buy shares through your Authorized Institution, your Authorized Institution may charge its own wiring fees.

      SELLING SHARES

       GENERAL INFORMATION -- If you have bought shares through the Transfer Agent, you may sell those shares by calling the Transfer Agent at 1-888-889-0799. You may also sell your shares through your Authorized Institution. You will have to follow their procedures. Contact your Authorized Institution for more information.

       GENERAL RESTRICTIONS -- We may suspend the right to sell shares or postpone payment for a sale of shares when either the New York Stock Exchange or the Federal Reserve's Fedline System is closed or restricted. We reserve the right to reject any order that is not received in proper form. For example, if we are unable to determine how many shares you wish to sell, we may not execute your order. We will provide you or your Authorized Institution with notice of any deficiency in your sell request so that you may correct the deficiency. You will receive the next calculated NAV once your sell request is corrected.

       OTHER REDEMPTION OPTIONS -- Under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities other than cash. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

       CONFIRMING AUTHENTICITY -- We will make every effort to verify that a telephone order is authentic. To do so, we may:

              - ask for a form of personal identification or written confirmation of instructions; and

              -  tape record your telephone instructions.

       We reserve the right to refuse a telephone order if we cannot reasonably confirm the authenticity of the instructions.

       LIABILITY -- We may be liable for losses from unauthorized or fraudulent orders only if reasonable steps are not taken to verify a telephone order's authenticity.

IMPORTANT TERMS TO KNOW

      KEY DEFINITIONS

       "We", "Us" and "Our" means the CNI Charter California Tax Exempt Fund.

       "You" and "Your" means the prospective investor or current shareholder.

       "Liquidity" means the ability to turn investments into cash.

       "Quality" means the credit rating given to a security by a nationally recognized rating organization.

       "Yield" means the interest rate you would receive if you kept your investment in the Fund for a year. It is based on the current interest rate for a trailing seven-day period.

       "Effective Yield" means the interest rate, compounded weekly, you would receive if you kept your investment in the Fund for a year.

FOR MORE INFORMATION

CNI CHARTER CALIFORNIA TAX EXEMPT FUND

Additional information is available free of charge in the STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Additional information about the Fund's performance is available in the Fund's Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual or Semi-Annual Reports (when available), please contact:

       SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, Pennsylvania 19456
       1-888-889-0799

INFORMATION ABOUT THE FUND MAY BE REVIEWED AND COPIED:

-  at the SEC's Public Reference Room in Washington, D.C. at 1-202-942-8090;

-  on the SEC's Internet site at www.sec.gov; or

- by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or via email at publicinfo@sec.gov.

FOR THE CURRENT SEVEN-DAY YIELD, OR IF YOU HAVE QUESTIONS ABOUT THE FUND, PLEASE CALL 1-888-889-0799.

       The Fund's Investment Company Act
       file number: 811-07923.

                                     [LOGO]

                                   CALIFORNIA
                                TAX EXEMPT FUND
                              INSTITUTIONAL CLASS

                                   PROSPECTUS
                             DATED JANUARY 14, 2000

                                                                    CNI-F-011-01

                                                                          497(e)
                                               File Nos. 333-16093 and 811-07923

                                     [LOGO]

                                GOVERNMENT FUND
                              INSTITUTIONAL CLASS
                                   PROSPECTUS
                             DATED JANUARY 14, 2000

                              INVESTMENT MANAGER:
                           CITY NATIONAL INVESTMENTS
                        A division of City National Bank

           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

  ------------------------------------------------------------------------------

       MUTUAL FUND SHARES ARE NOT FDIC INSURED. MUTUAL FUND SHARES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR GUARANTEED BY CITY NATIONAL BANK. INVESTING IN MUTUAL FUNDS INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS

Overview...........................................    4
      OUR GOALS....................................    4
      HOW WE PLAN TO ACHIEVE OUR GOALS.............    4
      TYPES OF SECURITIES..........................    4
      CLASSES OF SHARES............................    5
      PRINCIPAL RISKS OF INVESTING IN OUR FUND.....    5
      PAST PERFORMANCE.............................    6

Understanding Expenses.............................    7
      FEES AND EXPENSES OF THE FUND................    7
      EXAMPLE......................................    8

Management of the Fund.............................    9
      INVESTMENT MANAGER...........................    9
      SUB-ADVISER..................................    9
      ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER
      AGENT........................................   10
      DISTRIBUTOR..................................   10

Account Policies...................................   11

Understanding Earnings and Taxes...................   12

How to Buy and Sell Shares.........................   14
      HOW TO PLACE AN ORDER........................   14
      BUYING SHARES................................   15
      SELLING SHARES...............................   16

Important Terms to Know............................   17
      KEY DEFINITIONS..............................   17

For More Information .......................  back cover

More detailed information on all subjects covered in this simplified prospectus is contained within the STATEMENT OF ADDITIONAL INFORMATION ("SAI"). Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares.

OVERVIEW

      OUR GOALS

       The Fund is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Fund seeks to maintain a $1.00 per share net asset value. The goals of the Fund can only be changed with shareholder approval.

      HOW WE PLAN TO ACHIEVE OUR GOALS

       OUR PRINCIPAL STRATEGIES -- We purchase liquid, high-quality, short-term U.S. government bonds and notes. The securities must have a maturity period of no more than 397 days and, in our opinion, present minimal credit risk.

       Using a top-down strategy and bottom-up security selection, we seek securities with an acceptable maturity that are marketable and liquid and offer competitive yields. We also consider factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The Fund follows strict Investment Company Act rules about the credit quality, maturity and diversification of its investments.

      TYPES OF SECURITIES

       The Fund invests primarily in money market instruments including:

              -  U.S. Treasury Obligations;

              - Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and

              -  Repurchase agreements involving these obligations.

       Please review the SAI for more detailed descriptions of these principal investments and other securities in which the Fund may invest in addition to the types of securities described above.

      CLASSES OF SHARES

       This Prospectus offers Institutional Class shares of the Fund. Only financial institutions and financial intermediaries may purchase Institutional Class shares for their own or on behalf of their customers' accounts. The Fund offers other classes of shares, which are subject to the same expenses, except they may be subject to different distribution and/or shareholder servicing costs.

      PRINCIPAL RISKS OF INVESTING IN OUR FUND

       As with any money market fund, there are risks to investing. We cannot guarantee that we will meet our investment goals. Here are the principal risks to consider:

       MAINTAINING THE NET ASSET VALUE -- We cannot guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share. You may lose money by investing in the Fund.

       NO FEDERAL GUARANTEES -- As with any money market mutual fund, an investment in the Fund is not a deposit of a bank and is not insured, guaranteed, or protected by the FDIC, Federal Reserve Board, or any agency of the U.S. Government.

       THE EFFECT OF INTEREST RATES -- A money market fund's yield is affected by interest rate changes. When rates decline, the fund's yield will tend to be somewhat higher than prevailing market rates. When rates rise, the fund's yield may tend to be somewhat lower.

       ISSUER DEFAULT -- We may not be able to maintain a $1.00 net asset value if the issuers of securities do not make their principal or interest payments on time. We attempt to minimize the risk of default by purchasing only highly-rated securities.

       DEFENSIVE INVESTMENTS -- The securities in which the Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's investment goals.

       YEAR 2000 -- Many computer systems cannot distinguish the year 2000 from 1900. This is known as the "Year 2000" problem. A computer system's inability to tell the difference could cause problems with the handling of securities trades, pricing and account services. Our software vendors and service providers have assured us, but have not guaranteed, that their systems will be adapted in time to avoid serious problems. We do not expect Year 2000 conversion costs to have much impact on the Fund because these costs are borne primarily by the Fund's vendors and service providers, and not directly by the Fund. It is also important to keep in mind that the Year 2000 problem may negatively impact the government securities in which the Fund invests and, by extension, the value of the securities held by the Fund. Year 2000 problems may manifest themselves after January 1, 2000. This is a "Year 2000 Readiness Disclosure" within the meaning of the "Year 2000 Information and Readiness Disclosure Act."

      PAST PERFORMANCE

       The Fund is a new series of the Trust and has recently commenced operations. Therefore, no past performance information is available.

       If you would like to know the Fund's current seven-day yield, call 1-888-889-0799.

UNDERSTANDING EXPENSES

      FEES AND EXPENSES OF THE FUND

       This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

              Management Fee*                                    0.26%
              Other Expenses
                Shareholder Servicing Fee                  0.25%
                Other Fund Expenses**                      0.14%
              Total Other Expenses**                             0.39%
                                                                 -----
              Total Annual Fund Operating Expenses***            0.65%

       * The "Management Fee" is an annual fee, payable monthly out of the Fund's net assets.

       ** Estimated.

       *** The "Total Annual Fund Operating Expenses" is an estimate and may be higher or lower than that outlined above. In any event, the investment manager has voluntarily agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses at or below 0.63%. Any waiver of fees or reimbursements may be repaid to the investment manager within three years after they occur if such repayments can be achieved within the Fund's current expense limit, if any, for that year and if certain other conditions are satisfied.

      EXAMPLE

       The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower. The Example should not be considered a representation of past or future expenses or performance.

       Based on these assumptions your costs would be:

    1 Year           3 Years
---------------      -------
      $66             $208

MANAGEMENT OF THE FUND

      INVESTMENT MANAGER

       City National Bank ("CNB") is the Fund's investment manager. As investment manager, CNB provides the Fund with investment management services, including the selection, appointment, and supervision of the sub-adviser to the Fund. CNB receives 0.26% of average annual net assets of the Fund for its investment management services.

       CNB, founded in the early 1950's, is a federally chartered commercial bank with approximately $6.9 billion in assets as of September 30, 1999. It is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. CNB's address is 400 North Roxbury Drive, Beverly Hills, California 90210.

       CNB is applying for an exemptive order from the Securities and Exchange Commission which would permit it, subject to certain conditions required by the SEC, to replace the current sub-adviser with a new sub-adviser with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders, however, will be notified of the change of a sub-adviser and be provided with information regarding the new sub-adviser. An order from the SEC granting this exemption benefits shareholders by enabling the Fund to operate in a less costly and more efficient manner.

      SUB-ADVISER

       Wellington Management Company, LLP ("Wellington") currently serves as the Fund's sub-adviser pursuant to a sub-advisory agreement between the investment manager and Wellington. Under the sub-advisory agreement, Wellington provides investment advisory and portfolio management services to the Fund. Wellington is located at 75 State Street, Boston, Massachusetts 02109. Wellington and its predecessor organizations have provided investment advisory service to investment companies since 1928 and to investment counseling clients since 1960. As of September 30, 1999, Wellington had discretionary management authority with respect to approximately $217 billion in assets.

      ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

       SEI Investments Mutual Funds Services (the "Administrator") serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Fund Management (the "Transfer Agent") serves as transfer agent for the Fund. The Transfer Agent is located at 530 East Swedesford Road, Wayne, Pennsylvania 19087. Both can be reached at 1-888-889-0799.

      DISTRIBUTOR

       SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor pursuant to a distribution agreement with the Fund. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456 and can be reached at 1-888-889-0799.

ACCOUNT POLICIES

       HOW WE PRICE SHARES -- Shares are priced at NAV which is expected to remain constant at $1.00. The NAV is calculated by adding the values of all securities and other assets of the Fund, subtracting the liabilities, and dividing the net amount by the number of outstanding shares. Securities are valued at amortized cost, which approximates market value.

       WHEN SHARES ARE PRICED -- NAV calculations are made once each day, usually by 4:30 p.m. Eastern time. Shares may be purchased on any day that the New York Stock Exchange and the Federal Reserve are open for business. Shares, however, cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

       REPORTING FUND PERFORMANCE -- From time to time the Fund may advertise its yield and effective yield. Performance figures are based upon historical results and are not intended to indicate future performance.

       If you have any questions about the Fund, please call the Fund at 1-888-889-0799.

UNDERSTANDING EARNINGS AND TAXES

       DECLARING AND PAYING DIVIDENDS -- Dividends are declared daily and paid monthly. Dividends are normally paid on the last business day of each month. Net capital gain, if any, will be paid once a year.

       WHEN DO DIVIDENDS ACCRUE? -- Your dividends begin to accrue on the day of purchase for shares bought before 4:30 p.m. Eastern time. They begin to accrue on the following day for shares purchased after 4:30 p.m. Eastern time. You will not be credited with dividends for shares on the day you sell them.

       DISTRIBUTION OPTIONS -- Your dividends will be automatically reinvested in additional full or fractional shares, unless you instruct the Fund in writing prior to the date of distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after the Fund receives your written notice. To cancel your election, please send the Fund another written notice. Proceeds from distributions will normally be wired to your financial institution on the business day after distributions are credited to your account.

       TAX CONSIDERATIONS -- The Fund intends to distribute substantially all of its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is excludable from gross income for federal income tax purposes, the Fund may pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have certain collateral federal tax consequences including alternative minimum tax consequences.

       You will be notified at least annually about the tax consequences of distributions made each year. BE SURE TO CONSULT YOUR TAX ADVISOR ABOUT THE SPECIFIC TAX IMPLICATIONS OF YOUR INVESTMENTS. FOR ADDITIONAL INFORMATION REGARDING TAX CONSIDERATIONS, SEE THE SAI.

       BACKUP WITHHOLDING -- You must provide your financial institution with your social security or tax identification number on your account application form and specify whether or not you are subject to backup withholding. Otherwise, you may be subject to backup withholding at a rate of 31%.

HOW TO BUY AND SELL SHARES

       Here are the details you should know about buying and selling shares:

      HOW TO PLACE AN ORDER

       You may place an order with:

              -  an approved broker-dealer;

              -  any other approved financial institution; or

              -  the transfer agent as described below.

       ORDERING THROUGH A BROKER-DEALER OR FINANCIAL INSTITUTION (EACH AN "AUTHORIZED INSTITUTION") -- You may purchase shares through accounts with Authorized Institutions that are authorized to place trades in Fund shares for their customers. If you invest through an Authorized Institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

       ORDERING THROUGH THE TRANSFER AGENT -- Financial institutions and intermediaries may purchase shares of the Fund by placing orders directly with the Transfer Agent. Financial institutions and intermediaries should call the Transfer Agent at 1-888-889-0799 for further information and to coordinate the establishment of an account directly with the Transfer Agent.

       WHEN ORDERS WILL BE COMPLETED -- You may have to transmit purchase or exchange requests to your Authorized Institution at an earlier time for your transaction to become effective that day. This allows the Authorized Institution time to process your request and transmit it to the Fund. For more information about how to purchase or exchange shares through your Authorized Institution, you should contact your Authorized Institution directly.

       If we receive your purchase order before 4:30 p.m. Eastern time, the order will be executed that same day. Orders received after 4:30 p.m. Eastern time will be executed the following business day. Your shares will be bought only after we receive a properly completed order with full payment.

       PURCHASE MINIMUMS -- You may buy shares for an initial amount of $100,000. This is the required minimum account balance. You may buy additional shares for $1,000 or more.

       MINIMUM ACCOUNT BALANCES -- If your account balance drops below $100,000 because of redemptions, the Fund may redeem your shares. However, the Fund will always give you at least 30 days' written notice to give you time to add to your account and avoid involuntary redemption of your shares.

       In order to reach or maintain these purchase and account minimums, your Authorized Institution may aggregate your purchase with the purchases of its other clients. Further exceptions to the purchase and account minimums may be made at our discretion.

       PAYMENT RESTRICTIONS -- We only accept payments by wire in U.S. funds. Cash, checks and third-party checks will not be accepted. Consult with your Authorized Institution about their acceptable methods of payment.

      BUYING SHARES

       FIRST TIME AND SUBSEQUENT PURCHASES -- If you do not place your order through the Transfer Agent as explained above, you will have to follow your Authorized Institution's procedures for transacting with the Fund. Contact your Authorized Institution for more information.

       BY WIRE -- If you order through the Transfer Agent you may call the Fund at 1-888-889-0799 to buy shares by wire. Wires must be received by us through the Federal Reserve wire system before it closes (generally, 4:00 p.m. Eastern time) or we will not be able to process your order that day. If you buy shares through your Authorized Institution, your Authorized Institution may charge its own wiring fees.

      SELLING SHARES

       GENERAL INFORMATION -- If you have bought shares through the Transfer Agent, you may sell those shares by calling the Transfer Agent at 1-888-889-0799. You may also sell your shares through your Authorized Institution. You will have to follow their procedures. Contact your Authorized Institution for more information.

       GENERAL RESTRICTIONS -- We may suspend the right to sell shares or postpone payment for a sale of shares when either the New York Stock Exchange or the Federal Reserve's Fedline System is closed or restricted. We reserve the right to reject any order that is not received in proper form. For example, if we are unable to determine how many shares you wish to sell, we may not execute your order. We will provide you or your Authorized Institution with notice of any deficiency in your sell request so that you may correct the deficiency. You will receive the next calculated NAV once your sell request is corrected.

       OTHER REDEMPTION OPTIONS -- Under conditions where cash redemptions are detrimental to the Fund and its shareholders, we reserve the right to make redemptions in readily marketable securities other than cash. In unusual circumstances, the Fund may temporarily suspend the processing of sell requests, or postpone payments of proceeds for up to seven days, as permitted by federal securities laws. Please see the SAI for a more detailed discussion.

       CONFIRMING AUTHENTICITY -- We will make every effort to verify that a telephone order is authentic. To do so, we may:

              - ask for a form of personal identification or written confirmation of instructions; and

              -  tape record your telephone instructions.

       We reserve the right to refuse a telephone order if we cannot reasonably confirm the authenticity of the instructions.

       LIABILITY -- We may be liable for losses from unauthorized or fraudulent orders only if reasonable steps are not taken to verify a telephone order's authenticity.

IMPORTANT TERMS TO KNOW

      KEY DEFINITIONS

       "We", "Us" and "Our" means the CNI Charter Government Fund.

       "You" and "Your" means the prospective investor or current shareholder.

       "Liquidity" means the ability to turn investments into cash.

       "Quality" means the credit rating given to a security by a nationally recognized rating organization.

       "Yield" means the interest rate you would receive if you kept your investment in the Fund for a year. It is based on the current interest rate for a trailing seven-day period.

       "Effective Yield" means the interest rate, compounded weekly, you would receive if you kept your investment in the Fund for a year.

FOR MORE INFORMATION

CNI CHARTER GOVERNMENT FUND

Additional information is available free of charge in the STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI is incorporated by reference (legally considered part of this document). Additional information about the Fund's performance is available in the Fund's Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports (when available), please contact:

       SEI Investments Distribution Co.
       One Freedom Valley Drive
       Oaks, Pennsylvania 19456
       1-888-889-0799

INFORMATION ABOUT THE FUND MAY BE REVIEWED AND COPIED:

-  at the SEC's Public Reference Room in Washington, D.C. at 202-942-8090;

-  on the SEC's Internet site at www.sec.gov; or

- by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or via email at publicinfo@sec.gov.

FOR THE CURRENT SEVEN-DAY YIELD, OR IF YOU HAVE QUESTIONS ABOUT THE FUND, PLEASE CALL 1-888-889-0799.

       The Fund's Investment Company Act
       file number: 811-07923.

                                     [LOGO]

                                GOVERNMENT FUND
                              INSTITUTIONAL CLASS

                                   PROSPECTUS
                             DATED JANUARY 14, 2000

                                                                    CNI-F-012-01

                       STATEMENT OF ADDITIONAL INFORMATION






                                CNI CHARTER FUNDS
            400 North Roxbury Drive, Beverly Hills, California 90210

                           CNI CHARTER GOVERNMENT FUND
                     CNI CHARTER CALIFORNIA TAX EXEMPT FUND
                          Institutional Class of Shares




                                 January 14, 2000






This Statement of Additional Information is not a prospectus. It should be read in conjunction with each Prospectus dated January 14, 2000, which may be amended from time to time, for the CNI Charter Government Fund (the "Government Fund") and the CNI Charter California Tax Exempt Fund (the "California Tax Exempt Fund", and together with the Government Fund, the "Funds"). The Funds are diversified investment portfolios of the CNI Charter Funds (the "Trust"), an open-end, management investment company. The Trust was formerly called the Berkeley Funds. The Government Fund was formerly called the Berkeley Government Fund. The California Tax Exempt Fund was formerly called the Berkeley California Tax Exempt Fund.

To obtain a free copy of the above-referenced prospectuses, please contact SEI Investments Fund Management (the "Transfer Agent") at 1-888-889-0799.

                                TABLE OF CONTENTS


Investment Techniques.........................................................1

Investment Restrictions.......................................................8

Risk Considerations...........................................................11

Management of the Trust.......................................................17

Portfolio Transactions and Turnover...........................................24

Distributions and Taxes.......................................................25

Share Price Calculation.......................................................28

Yield.........................................................................29

Shareholder Service Agreements................................................29

Expenses......................................................................30

General Information...........................................................30

Purchase and Redemption of Shares.............................................31

Other Information.............................................................32

Financial Statements..........................................................32

Appendix- Ratings of Investment Securities..............................Appendix

                              INVESTMENT TECHNIQUES

CNI CHARTER CALIFORNIA TAX EXEMPT FUND

The California Tax Exempt Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal and, to the extent possible, California state personal income taxes. Also, the California Tax Exempt Fund seeks to maintain a $1.00 per share net asset value. There can be no assurance that the California Tax Exempt Fund will achieve its investment objectives.

It is a fundamental policy of the California Tax Exempt Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that produce interest that, in the opinion of bond counsel, is exempt from federal income tax, and the California Tax Exempt Fund will invest, under normal conditions, at least 80% of its net assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax (the "AMT"). Under normal conditions, at least 65% of the California Tax Exempt Fund's assets will be invested in municipal obligations the interest on which is exempt from California state personal income tax. These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Tax Exempt Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Tax Exempt Fund has no present intention of investing in such securities); and (2) taxable investments.

The Investment Manager or Sub-adviser will not invest 25% or more of the California Tax Exempt Fund's assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities or municipal utilities systems.

There can be no assurance that the California Tax Exempt Fund will be able to achieve its investment objective, or that the California Tax Exempt Fund will be able to maintain a constant $1.00 net asset value per share.

CNI CHARTER GOVERNMENT FUND

The Government Fund's investment objective is to preserve principal value and maintain a high degree of liquidity. Also, the Government Fund seeks to maintain a $1.00 per share net asset value. There can be no assurance that the Government Fund will be able to achieve its investment objective, or that the Government Fund will be able to maintain a constant $1.00 net asset value per share.

It is a fundamental policy of the Government Fund to invest, under normal conditions, in (1) U.S. Treasury Obligations; (2) Obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and (3) Repurchase agreements involving these obligations.

PERMITTED INVESTMENTS

BANK NOTES. The Funds may invest in bank notes, which are unsecured promissory notes representing debt obligations that are issued by banks in large denominations.

BANKERS' ACCEPTANCES. The Funds may invest in Bankers' acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT. The Funds may invest in certificates of deposit. Certificates of deposit are interest-bearing instruments with specific maturities. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.


COMMERCIAL PAPER. The Funds may invest in commercial paper and other securities that are issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act")("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. Section 4(2) paper generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not for public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction and may only be accomplished in accordance with Rule 144A under the 1933 Act. Section 4(2) paper normally may be resold to other institutional investors such as the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Because it is not possible to predict with assurance exactly how this market for Section 4(2) paper sold and offered under Rule 144A will continue to develop, the Investment Manager, or Sub-advisers, pursuant to guidelines approved by the Trust's Board of Trustees, will monitor the Funds' investments in these securities, focusing on such important factors as, among others, valuation, liquidity, and availability of information.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. The Government Fund may invest in Eurodollar certificates of deposit and foreign securities. Before investing in Eurodollar certificates of deposit, the Fund will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, including expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. All such securities will be U.S. dollar denominated.

FIXED INCOME SECURITIES. The Funds may invest in fixed income securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of the Funds' fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds' net asset value.

FUTURES AND OPTIONS ON FUTURES. The Funds may engage in futures and options on futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Funds will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made: generally contracts are closed out prior to the expiration date of the contract.

In order to avoid leveraging and related risks, when the Funds invest in futures contracts, the Funds will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

The Funds may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Funds' net assets.

There are risks associated with these activities, including the following:(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Funds' return.

No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as "marked to market"). The margin is in the nature of performance bond or good-faith deposit on a futures contract.


Futures and options on futures are taxable instruments. With respect to the California Tax Exempt Fund, the California Tax Exempt Fund may not invest more than 20% of its net asset value in these taxable instruments.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this Statement of Additional Information. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MUNICIPAL SECURITIES. The California Tax Exempt Fund may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the venues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

MUNICIPAL LEASES. The California Tax Exempt Fund may invest in municipal leases. The California Tax Exempt Fund may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years.
Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

MUNICIPAL NOTES. The California Tax Exempt Fund may invest in municipal notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

MUNICIPAL BONDS. The California Tax Exempt Fund may invest in municipal bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. The California Tax Exempt Fund may purchase private activity or industrial development bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

REPURCHASE AGREEMENTS. The Funds may engage in repurchase agreements. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Funds or their agents will have actual or constructive possession of the securities held as collateral for the repurchase agreement. The Funds bear a risk of loss in the event the other party defaults on its obligations and the Funds are delayed or prevented from exercising their right to dispose of the collateral securities, or if the Funds realize a loss on the sale of the collateral securities. The Investment Manager or Sub-advisers will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board of Trustees. These guidelines currently permit the Funds to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Investment Manager or Sub-advisers will monitor compliance with this requirement. Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax exempt.

RULE 144A SECURITIES. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and the settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the a Fund's inability to dispose of such securities promptly or at favorable prices.

The Board of Trustees may, in the future, delegate the function of making day-to-day determination of liquidity to a Fund's Investment Manager or Sub-adviser pursuant to guidelines approved by the Board. The Investment Manager or Sub-adviser will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers that quote prices for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, and (5) the nature of the security and how trading is effected (E.G., the time needed to see the security, how bids are solicited, and the mechanics of transfer.) To the extent the Investment Manager or Sub-adviser, according to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund's percentage limit on illiquid securities investment.

STANDBY COMMITMENTS AND PUT TRANSACTIONS. The California Tax Exempt Fund reserves the right to engage in standby commitments and put transactions. The Investment Manager and Sub-adviser have the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the California Tax Exempt Fund to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The California Tax Exempt Fund would limit its put transactions to institutions which the Investment Manager or Sub-adviser believes present minimum credit risks, and the Investment Manager or Sub-adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the California Tax Exempt Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The

California Tax Exempt Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the California Tax Exempt Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the California Tax Exempt Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the California Tax Exempt Fund, the California Tax Exempt Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

TAX EXEMPT COMMERCIAL PAPER. The Funds may invest in tax exempt commercial paper. Tax exempt commercial paper is unsecured short-term obligations issued by a government or political sub-division. It is not currently expected that the Funds will invest more than 5% of their net assets in tax exempt commercial paper.

TIME DEPOSITS. The Funds may invest in time deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS. The Funds may invest in U.S. agency obligations. Various agencies of the U.S. Government issue obligations, including, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by GNMA which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, HLMC, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (I.E., GNMA), others are supported by the right of the issuer to borrow from the Treasury. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Funds may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED SECURITIES. The Funds may invest in when-issued securities. These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager or Sub-adviser deems it appropriate to do so.

The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

BORROWING POLICY. The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of total assets in order to meet redemption requests without immediately selling any portfolio securities. The Funds will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days, (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.



                             INVESTMENT RESTRICTIONS

EXCEPT AS OTHERWISE NOTED WITH AN *, THE RESTRICTIONS BELOW ARE
NONFUNDAMENTAL AND CAN BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, [THE "1940 ACT"]) OF THE FUNDS. THE FUNDS MAY NOT:

     (1) *Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its assets would be invested in the securities of such issuer.

     (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

     (3) *Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies.

     (4) Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933). The Funds will invest no more than 10% of net assets in illiquid securities.

     (5) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws (except (i) commercial paper issued under Section 4(2) of the Securities Act of 1933 and (ii) liquid Rule 144A-eligible restricted securities).

     (6) *Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

     (7) Invest for the purpose of exercising control or management of another issuer.

     (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Prospectus and the 1940 Act.

     (9) *Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

     (10) *Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

     (11) Write, purchase, or sell puts, calls, or combinations thereof except as otherwise noted in this Statement of Additional Information.

     (12) Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

     (13) *Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

     (14) *Issue senior securities as defined in the 1940 Act.

     (15) Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (10), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Funds will only purchase securities that the Investment Manager or Sub-advisers have determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, to present minimal credit risk and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities"). An Eligible Security is:

     (1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC") (currently Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff and Phelps Credit Rating Co. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson BankWatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

     (2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or

     (3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Trust's Board of Trustees, to be of comparable quality to securities described in
          (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security that carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), that has been determined by the Investment Manager, pursuant to guidelines adopted by the Trust's Board of Trustees, to be of comparable quality to such a security, that is a security issued by a registered investment company that is a money market fund, or that is a U.S. government security (a "Government security"). A Second Tier Security is any other Eligible Security.

Each Fund will limit its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets. (Repurchase agreements collateralized by non-Government securities will be taken into account when making this calculation.) Moreover, the Fund's total holdings of Second Tier Securities will not exceed 5% of its total assets, with investment in the Second Tier Securities of any one issuer being limited to the greater of 1% of the Fund's total assets or $1 million. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed.

                               RISK CONSIDERATIONS

GENERAL RISKS TO CONSIDER

The Funds' portfolios will be affected by general changes in interest rates which will result in increases or decreases in the market value of the obligations held by the Funds. The market value of the obligations in the Funds' portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing the Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

The value of commercial paper and other securities in the Funds' portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. As discussed above, the Funds will invest in securities which the Investment Manager or Sub-adviser has determined, according to procedures approved by the Board, and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Trust's Board of Trustees, are intended to enable the Investment Manager or Sub-adviser to minimize the credit risk with respect to the securities in the Funds' portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur respecting a sufficiently large portion of the Funds' portfolios, the Funds may be unable to maintain stable net asset values of $1.00 per share.

The Funds' performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and, cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

CALIFORNIA TAX EXEMPT FUND - SPECIFIC RISKS

The ability of issuers to pay interest on, and repay principal of, California municipal securities ("California Municipal Securities") may be affected by
(1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, and related civil actions, (2) a wide variety of California laws and regulations, and (3) the general financial condition of the State of California.

There could be economic, business or political developments which might affect all Municipal Securities of a similar type. To the extent that a significant portion of the Fund's assets are invested in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested. Moreover, in seeking to attain its investment objective the Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds.

Under normal conditions, the Fund will be fully invested in obligations which produce income exempt from federal income tax and California state personal income tax. Accordingly, the Fund will have considerable investments in California Municipal Securities. As a result, the Fund will be more susceptible to factors which adversely affect issuers of California obligations than a mutual fund which does not have as great a concentration in California municipal obligations.

An investment in the California Tax Exempt Fund will be affected by the many factors that affect the financial condition of the State of California. For example, financial difficulties of the State of California, its counties, municipalities and school districts that hinder efforts to borrow and credit ratings are factors which may affect the Fund.

The Fund's concentration in California municipal bonds may expose shareholders to additional risks. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal-bond issuers to pay interest and principal on their bonds. Although the Fund's objective is to provide income exempt from federal and California State personal income taxes, some of its income may be subject to the alternative minimum tax.

HISTORICAL PERSPECTIVE. The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trust and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the California Tax Exempt Fund.

Because the California Tax Exempt Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, have been severely affected. Since the start of 1994, however, California's economy has been on a steady recovery. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996 California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.9% in early 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco bay region on a population share basis. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. A consequence of the large budget deficits has been that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition has improved in the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. As of June 30, 1997, the State's budget reserve had a positive cash balance of $461 million. No deficit borrowing has occurred at the end of the last three fiscal years and the State's cash flow borrowing was limited to $3 billion in 1997-98.

In each of these the 1995-96 and 1996-97 fiscal years, the State budget contained the following major features:

     1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98;

     2. The budgets restrained health and welfare spending levels and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal immigrants. Federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were filled, however, by revenue collections which exceeded expectations;

     3. General Fund support for the University of California and California State Universities grew by an average of 5.2 percent and
          3.3 percent per year, respectively, and there were no increases in student fees;

     4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however;

     5. There were no tax increases and, starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renters Tax Credit was continued.

As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated.

On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 levels), and expenditures of $52.8 billion (an
8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997, to $112 million at June 30, 1998. The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

The following are major features of the 1997-98 Budget Act:

     1. For the second year in a row, the Budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years;

     2. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts;

     3. Continuing the third year of a four-year "compact" which the State Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees;

     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels;

     5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program;

     6. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY

          1997 and 1998 budgets, are included in the Budget Act, to offset incarceration costs for illegal immigrants;

     7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

After enactment of the Budget Act, and prior to the end of the Legislative Session on September 13, 1997, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. The Legislature passed a bill restoring $203 million of education-related expenditures which the Governor had vetoed in the original Budget Act, based on agreement with the Governor on an education testing program. The Legislature also passed a bill to restore $48 million of welfare cost savings which had been part of earlier legislation vetoed by the Governor. The Legislature also passed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the legislation signed by the Governor are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

The May 1998 Revision to the Governor's proposed budget increases the General Fund revenue forecast by nearly $1.8 billion in 1997-98 and $2.5 billion in 1998-99. The May Revision provides for a balanced budget and a budget reserve for economic uncertainties of $1.6 billion. In the May Revision the administration proposed, among other things, a two-step reduction in the State's vehicle license fee (VLF) which, when fully phased in, would reduce State revenues by more than $3 billion annually. Since VLF is a primary source of revenue for local governments, the May Revision proposed continuous appropriation from the General Fund to replace that loss in revenues.

The VLF proposal met significant opposition in the Legislature and continuing disagreement over the nature and extent of the proposed tax cut delayed final adoption of the 1998-99 budget. Local government concern about the potential impact of the VLF proposal on local government revenues underscores the extent to which California county and other local government budgets are affected by State budget decisions beyond their control.

The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal inta-year cash flow borrowing in the amount of $1.7 billion.

YEAR 2000. In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of

Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Trust.

Because of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since late 1991, all three major nationally recognized statistical rating organizations have lowered their ratings for general obligation bonds of the State from the highest ranking of "AAA" to "A+" by S&P, "A1" by Moody's and "A+" by Fitch Investors Services, Inc. However, prior to the October 8, 1997, sale of $1 billion in general obligation bonds, Fitch raised California's general obligation bond rating from "A+" to "AA-", however S&P and Moody's did not follow suit, confirming those ratings at "A+" and "A1", respectively. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution. In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended.

Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld the Proposition 62 requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes. In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (1) require that the State set aside a prudent reserve fund for public education, and (2) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges.

The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

The California Tax Exempt Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their principal occupations during the past five years, and their affiliations, if any, with the Investment Manager are as follows:

                   NAME                      AGE     POSITION WITH         PRINCIPAL OCCUPATION FOR THE
                                                       THE TRUST                 PAST FIVE YEARS

------------------------------------------- ------- ----------------- ---------------------------------------
Irwin G. Barnet, Esq.                         61    Trustee           An attorney and a principal of
Sanders, Barnet, Goldman, Simons                                      Sanders, Barnet, Goldman, Simons &
    & Mosk                                                            Mosk, a law firm.
1901 Avenue of the Stars, Suite 850
Los Angeles, California  90067

Maria D. Hummer, Esq.*                        54    Trustee           An attorney with Manatt, Phelps &
Manatt, Phelps & Phillips, LLP                                        Phillips and Chair of the Land Use
11355 West Olympic Boulevard                                          Section of that law firm.
Los Angeles, California  90064

Victor Meschures, CPA                         61    Trustee           A Certified Public Accountant with
Meschures, Campeas, Thompson &                                        Meschures, Campeas, Thompson &
    Snyder, LLP                                                       Snyder, LLP, an accounting firm
760 North La Cienega Boulevard
Los Angeles, California  90069

William R. Sweet                              61    Trustee           Retired; formerly, Executive Vice
81 Tiburon Road                                                       President, The Bank of California
Tiburon, California  94920                                            (1985-1996)

James R. Wolford                              45    Trustee           Senior Vice President and Chief
Bixby Ranch Company                                                   Financial Officer, Bixby Ranch
3010 Old Ranch Parkway, Suite 100                                     Company, an owner, operator and
Seal Beach, California  90740                                         developer of real estate.

Mark Nagle                                  39      President and     President, Vice President and
SEI Investments                                     Chief             Controller, Funds Accounting; Vice
One Freedom Valley Drive                            Executive         President of the Administrator and
Oaks, Pennsylvania 19456                            Officer           Distributor (1996-Present); BiSYS Fund
                                                                      Services, Vice President of Fund
                                                                      Accounting (1995-1996); Fidelity
                                                                      Investments, Senior Vice President
                                                                      (1981-1995).

Christopher Salfi                           35      Controller and    Accounting Director of SEI
SEI Investments                                     Chief             Investments Mutual Fund Services,
One Freedom Valley Drive                            Operating         Fund Accounting Director, Fund
Oaks, Pennsylvania 19456                            Officer           Accounting Manager (1994-Present);
                                                                      Investment Accounting Manager
                                                                      (1993-1994).

Lydia A. Gavalis, Esq.                      35      Vice President    Vice President and Assistant
SEI Investments                                     and Assistant     Secretary of the Administrator and
One Freedom Valley Drive                            Secretary         the Distributor (1998-Present);
Oaks, Pennsylvania 19456                                              Assistant General Counsel and
                                                                      Director of Arbitration, Philadelphia
                                                                      Stock Exchange (1989-1998)

Lynda J. Striegel, Esq.                     50      Vice President    Vice President and Assistant
SEI Investments                                     and Assistant     Secretary of the Administrator and
One Freedom Valley Drive                            Secretary         Distributor (1998-Present); Senior
Oaks, Pennsylvania 19456                                                                       Asset Management Counsel, Barnett
                                                                      Banks, Inc. (1997-1998); Partner,
                                                                      Groom and Nordberg, Chartered
                                                                      (1996-1997); Associate General
                                                                      Counsel, Riggs Bank, N.A. (1991-1995).

James R. Foggo, Esq.                        35      Vice President    Vice President and Assistant
SEI Investments                                     and Assistant     Secretary of the Administrator and
One Freedom Valley Drive                            Secretary         Distributor (1998-Present);
Oaks, Pennsylvania 19456                                                                       Associate, Paul Weiss, Rifkind,
                                                                      Wharton & Garrison (1998);
                                                                      Associate, Baker & McKenzie
                                                                      (1995-1998); Associate, Battle
                                                                      Fowler LLP (1993-1995).

Kevin P. Robins, Esq.                       38      Vice President    Senior Vice President and General
SEI Investments                                     and Assistant     Counsel of the Administrator and
One Freedom Valley Drive                            Secretary         Distributor (1994-Present)
Oaks, Pennsylvania 19456

Edward T. Searle, Esq.                      45      Vice President    Vice President and Assistant
SEI Investments                                     and Assistant     Secretary of the Administrator and
One Freedom Valley Drive                            Secretary         Distributor (1999-Present);
Oaks, Pennsylvania 19456                                              Associate, Drinker, Biddle & Reath LLP
                                                                      (1998-1999); Associate, Ballard, Spahr,
                                                                      Andrews & Ingersoll, LLP (1995-1998).

*This individual is considered an interested person of the Trust as defined in
Section 2(a)(19) of the 1940 Act.

The address of each individual listed above, unless otherwise indicated, is 400 North Roxbury Drive, Beverly Hills, California 90210.


COMPENSATION TABLE(1)

                                                                               TOTAL COMPENSATION FROM
                                         AGGREGATE COMPENSATION FROM        REGISTRANT(2) AND FUND COMPLEX
           NAME, POSITION                         REGISTRANT                      PAID TO DIRECTORS

------------------------------------- ----------------------------------- -----------------------------------
Irwin G. Barnet                                     $4,000                              $4,000
Trustee

Maria D. Hummer                                     $4,000                              $4,000
Trustee

Victor Meschures                                    $4,000                              $4,000
Trustee

William R. Sweet                                    $4,000                              $4,000
Trustee

James R. Wolford                                    $4,000                              $4,000
Trustee

         ---------------------
         (1)  Estimated for current fiscal year.



INVESTMENT MANAGER

The Trust and City National Bank ("Investment Manager") have entered into an Investment Management Agreement as of April 1, 1999. The Investment Manager provides a continuous investment program including general investment and economic advice regarding the Fund's investment strategies, manages the fund's investment portfolio and provides other services necessary to the operation of the Funds and the Trust. The Investment Manager is exempt from registering as an investment adviser under the Investment Advisers Act of 1940, because of its status as a bank. City National Bank, founded in the early 1950's, is a federally chartered commercial bank with approximately $6.9 billion in assets as of September 30, 1999. It is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company.

The Investment Management Agreement will be in effect for a two-year term from its effective date, and thereafter will continue in effect for one-year terms, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Investment Management Agreement, or interest persons (as defined in the 1940
Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time upon 60-days notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment (as defined in the 1940 Act).

Pursuant to the Investment Management Agreement, the Investment Manager is entitled to receive as an annual fee, payable monthly, of 0.27% of average daily net assets from the California Tax Exempt Fund and 0.26% from the Government Fund of average daily net assets.

The Investment Manager provides the Funds with investment management services, including the selection, appointment, and supervision of the Sub-adviser to each Fund. The Investment Manager may, in the future, and after having secured the necessary SEC approval, change the Sub-adviser to each Fund according to certain procedures without soliciting shareholders' approval.

The Investment Management Agreement allows the Investment Manager voluntarily to waive its fees payable under the Investment Management Agreement and to reimburse all or a portion of a Fund's expenses. The Investment Management Agreement further provides that the Investment Manager may seek reimbursement of any reductions made to its management fee and any payments by the Investment Manager of operating expenses that a Fund is obligated to pay within a three-year period following such reduction or payment, subject to a Fund's ability to effect such reimbursement and remain in compliance with any applicable expense limitations. The Investment Manager will generally seek reimbursement for the oldest of any reductions and/or waivers before payment by a Fund for fees and expenses for the current year. Such reimbursement may be paid prior to a Fund's payment of current expenses if so requested by the Investment Manager even if such payment may require the Investment Manager to waive or reduce its current fees under the Investment Management Agreement or to pay current Fund expenses.

SUB-ADVISER TO THE GOVERNMENT FUND

The Trust and Wellington Management Company, LLP (the "Sub-adviser" or "Wellington Management") have entered into a sub-advisory agreement (the "Sub-advisory Agreement"). Wellington Management serves as investment adviser to the Government Fund. The Sub-advisory Agreement provides that the Sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of the Sub-advisory Agreement with respect to the Government Fund after the first two (2) years of the Sub-advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Government Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Adviser, the Trust's Board of Trustees or, by a vote of the majority of the outstanding voting securities of the Government Fund, on 60 days' written notice to the Sub-adviser, or by the Sub-adviser on 90 days' written notice to the Trust.

The Sub-adviser is entitled to a fee for its investment advisory services, which is accrued daily and paid monthly at the following annual rates: .075% of the combined daily net assets of the Government Fund up to $500 million and .02% of such net assets in excess of $500 million. Wellington Management may voluntarily waive portions of its fees, although such waiver is not expected to affect the Government Fund's total operating expenses, due to the nature of the Investment Manager's fee waivers. Wellington Management may terminate its waiver at any time.

Wellington Management is located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of September 30, 1999, Wellington Management had discretionary management authority with respect to approximately $217 billion in assets.

SUB-ADVISER TO THE CALIFORNIA TAX EXEMPT FUND

The Trust and Weiss, Peck & Greer, L.L.C. (the "Sub-adviser" or "WP&G") have entered into a Sub-advisory agreement (the "Sub-advisory Agreement"). The Sub-advisory Agreement provides that each Investment Manager or Sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

WP&G serves as an investment adviser to the California Tax Exempt Fund. WP&G invests the assets of the California Tax Exempt Fund, and continuously reviews, supervises and administers the investment program of the California Tax Exempt Fund. WP&G is a limited liability company founded as a limited partnership in 1970, and engages in investment management, venture capital management and management buyouts. WP&G has been active since its founding in managing portfolios of tax exempt securities. As of September 30, 1999, total assets under management were approximately $16.5 billion. The principal business address of WP&G is One New York Plaza, New York, New York 10004.

The continuance of the Sub-advisory Agreement after the first two (2) years must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the California Tax Exempt Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to such Sub-advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Adviser, the Trust's Board of Trustees or, by a vote of the majority of the outstanding voting securities of the California Tax Exempt Fund, on 60 days' written notice to the Sub-adviser, or by the Sub-adviser on 90 days' written notice to the Trust.

The Sub-adviser is entitled to a fee for its investment advisory services, which is accrued daily and paid monthly at the following annual rates: .05% of the average daily net assets of the California Tax Exempt Fund up to $500 million, .04% between $500 million and $1 billion and .03% of net assets in excess of $1 billion.

PRINCIPAL  UNDERWRITER

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation of distribution of shares of the Funds. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the Distribution Agreement and is renewable annually. The Distribution Agreement will terminate automatically in the event of its assignment and may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding voting securities of the Trust upon not less than 60 days' prior written notice by either party.

TRANSFER AGENT

Pursuant to a Transfer Agency Agreement, SEI Investments Fund Management, (the "Transfer Agent") located at 530 East Swedesford Road Wayne, Pennsylvania 19087 serves as transfer agent for the Funds. The Transfer Agent provides information and services to the Funds' shareholders which include reporting share ownership, sales, and dividend activity (and associated tax consequences), responding to daily inquiries, and effecting the transfer of the Funds' shares. It furnishes such office space and equipment, telephone facilities, personnel, and informational literature distribution as is necessary or appropriate in providing transfer agency information and services.

CUSTODIAN AND FUND ACCOUNTANT

Pursuant to a Custodian Agreement, First Union National Bank serves as the Custodian (the "Custodian") of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the securities and cash in the Funds' portfolios.

INDEPENDENT ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

The Trust's independent accountants, KPMG LLP, audit and report on the annual financial statements of the Funds and review the Funds' federal income tax returns. KPMG LLP may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of KPMG LLP is 725 South Figueroa Street, Los Angeles 90017.

LEGAL COUNSEL

The validity of the shares of beneficial interest offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, Suite 2900, San Francisco, California 94104.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the objective of the Funds in relation to movements in the general level of interest rates; invest money obtained from the sale of the Funds' shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of the Funds' shares. Portfolio transactions may increase or decrease the yields of the Funds depending upon management's ability correctly to time and execute them.

The Investment Manager or Sub-advisers, in effecting purchases and sales of portfolio securities for the account of the Funds, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager or Sub-advisers generally selects broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including execution capability and financial responsibility.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager or Sub-adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager or Sub-advisor when providing advisory services to other investment advisory clients, including other mutual funds.

The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager or Sub-adviser. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or Sub-adviser determines the purchase or sale of a security to be in the best interest of the Funds as well as of other clients, the Investment Manager or Sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or Sub-adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Funds' portfolio turnover rates for reporting purposes are expected to be zero.

                             DISTRIBUTION AND TAXES

DISTRIBUTIONS

On each day that the Funds' net asset values per share are determined (each a "Business Day"), the Funds' net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 1:30 p.m. Eastern time; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will normally be reinvested monthly in full and fractional shares of the Fund at the net asset value on the last Business Day of each month. If cash payment is requested, checks will normally be mailed on the Business Day following the dividend reinvestment date. The Funds will pay shareholders who redeem all of their shares all dividends accrued to the time of the redemption within seven days after the redemption.

The Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of the Funds consist of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to the Funds. If the Funds realize any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses to the extent not offset by realized capital gains will be carried forward up to eight years. It is not anticipated that the Funds will realize any long-term capital gains. Expenses of the Trust are accrued daily. Should the net asset values of the Funds deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Funds' distributions.

FEDERAL INCOME TAXES

It is the policy of the Funds to qualify for taxation, and to elect to be taxed, as "regulated investment companies" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Funds will distribute each year substantially all of their investment company taxable income (if any), their net exempt-interest income (if any), and their net capital gains (if any), and will seek to meet certain other requirements. Such qualification relieves the Funds of liability for federal income taxes to the extent the Funds' earnings are distributed. By following this policy, the Funds expect to eliminate or reduce to a nominal amount the federal income tax to which they are subject.

In order to qualify as regulated investment companies, the Funds must, among other things, annually (1) derive at least 90% of their gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to their business of investing in stocks, securities or currencies, and (2) diversify holdings so that at the end of each quarter of their taxable years (i) at least 50% of the market value of the Funds' total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Funds' total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Funds control, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. If the Funds qualify as regulated investment companies, they will not be subject to federal income tax on the part of their net investment income and net realized capital gains, if any, which they distribute to shareholders, provided that the Funds meet certain minimum distribution requirements. To comply with these requirements, the Funds must distribute annually at least
(1) 90% of "investment company taxable income" (as that term is defined in the Code), and (2) 90% of the excess of (i) tax exempt interest income over
(ii) certain deductions attributable to that income (with certain exceptions), for their taxable years. The Funds intend to make sufficient distributions to shareholders to meet these requirements.

If either Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) at least 98 percent of its (1) ordinary income for such year; and (2) capital gain net income for the one-year period ending on October 31 of that calendar year (or later if the Fund is permitted so to elect and so elects), plus any undistributed ordinary income or capital gain from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by the Funds in October, November, or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. The Funds may adjust their schedules for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions by the Funds of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

The Funds may engage in investment techniques that may alter the timing and character of the Funds' incomes. The Funds may be restricted in their use of these techniques by rules relating to qualifying as regulated investment companies.

The Funds may invest in some Variable Rate Demand Securities which have a feature entitling the purchaser to resell the securities at a specified amount (a "put option"). The Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax exempt municipal obligations acquired with a put option. The IRS subsequently announced that it will not ordinarily issue an advance letter ruling as to the identity of the true owner of property in cases involving the sale of securities (or participation interests therein) if the purchaser has the right to cause the security (or participation interest therein) to be purchased by the seller or a third party. The Funds intend to take the position that they are the owner of any securities with respect to which they also hold a put option.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding for failure to properly report to the IRS all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (I.E., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the U.S. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Funds may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the U.S. federal income tax treatment.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisors to determine the suitability of the Fund and the applicability of any state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from the Fund at rates up to 30% (subject to reduction under certain income tax treaties).

CALIFORNIA INCOME TAX

The California Tax Exempt Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the Fund's taxable year, at least 50 percent of the value of the Fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations"), and (2) the Fund continues to qualify as a regulated investment company.

If the Fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. The Fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in the Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as they directly govern the taxation of Shareholders subject to California personal income tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

                             SHARE PRICE CALCULATION

The Funds value portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Funds' investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Funds to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If the Funds' net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Funds' net asset values per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                      YIELD

If you would like to know the current seven-day yield of either of the Funds, you may call 1-888-889-0799. The historical performance of the Funds may be shown in the form of yield and effective yield. These measures of performance are described below.

YIELD

Yield refers to the net investment income generated by a hypothetical investment in the Funds over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated in each seven-day period over an annual period, and is shown as a percentage of the investment.

EFFECTIVE YIELD

Effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

TAX EXEMPT YIELD

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax exempt obligations. The tax equivalent yield for the California Tax Exempt Fund is computed by dividing that portion of the current yield (or effective yield) of the California Tax Exempt Fund that is tax exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the California Tax Exempt Fund that is not tax exempt.

                         SHAREHOLDER SERVICE AGREEMENTS

The Investment Manager has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, the Investment Manager will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, the Fund will pay the Investment Manager a fee of up to 0.25% of the Funds' average daily net assets on an annual basis, payable monthly. The Investment Manager will pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees the Investment Manager receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, the Investment Manager may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, the Investment Manager will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds' shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of the Investment Manager, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

The Investment Manager may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Funds' Prospectuses in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute and, or other industry association membership dues.

                               GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of nine series - two of which are described in this Statement of Additional Information. The Trust's Board of Trustees may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.


The Funds described in this Statement of Additional Information each have three classes of shares. This Statement of Additional Information describes the Institutional Class of shares for each Fund. Generally, the only financial institutions and financial intemediaries may purchase Institutional Class shares for their own or on behalf of their customer accounts. The other classes are subject to the same expenses, except that they may be subject to different distribution and/or shareholder servicing costs.

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and its Bylaws, shareholder meetings may be called by the

Trustees for the purpose as may be prescribed by law, the Agreement and Declaration of Trust, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Agreement and Declaration of Trust provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Agreement and Declaration of Trust, and except that where any provision of law, of the Agreement and Declaration of Trust, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectuses and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                        PURCHASE AND REDEMPTION OF SHARES

The Funds' minimum initial investment is $100,000. Subsequent investments of $1,000 or more may be made. These minimum requirements may be changed at any time and are not applicable to certain types of investors. Exceptions to the minimum investment requirements may be made at the discretion of the Investment Manager including, without limitation, for employees or affiliates of the Investment Manager or investors who are, or are related to or affiliated with, clients of the Investment Manager. The Funds will accept investments in cash only in U.S. dollars.

The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any Shareholder of record, limited in amount with respect to each Shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when phone lines may become busy with calls from other investors. If you want to buy or sell shares but have trouble reaching the Funds by telephone, you may want to use another method for completing a transaction, even though an alternative procedure may mean that completing your transaction may take a longer period of time.

The Funds may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

                                OTHER INFORMATION

The Prospectuses of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses.

Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectuses or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

There are no audited financial statements for the Funds because the Funds have been in operation for less than one year.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES


I.   COMMERCIAL PAPER


         MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1, but to a lesser degree.


         STANDARD & POOR'S CORPORATION

         A S&P A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


II.  SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS


         MOODY'S INVESTORS SERVICE

         Short-term notes and variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection, although not as large as those of the top rated securities.


         STANDARD & POOR'S CORPORATION

         A S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by a SP-2 rating.

III. BONDS


         MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protections, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.


         STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree.